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                                                                    Exhibit 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement Form S-8 (No. 333-73692) of Preformed Line Products Company Salaried Employees' Profit Sharing Plan of our report dated February 15, 2002 relating to the consolidated financial statements of Preformed Line Products Company, which appears in the Annual Report on Form 10-K for the year ended December 31, 2001.

/s/ PricewaterhouseCoopers LLP


Cleveland, Ohio
March 25, 2002